UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017*

*	Effective November 30, 2016, the following series of the Registrant was liquidated: MFS Institutional Large Cap Value Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

As of the period end, MFS Institutional Large Cap Value Fund, a series of the Registrant, did not have any shareholders as described in the introductory note on the cover page of this Form N-CSR.

ANNUAL REPORT

June 30, 2017

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

IIE-ANN

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs. The U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation as wage growth remains muted. Europe has benefited from diminishing event risks as establishment candidates won both the Dutch and French elections, averting a feared populist trend. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East, which could potentially lead to a clash of interests between the U.S. and other major powers such as China or Russia.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

August 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.0%
Bayer AG	3.6%
Hoya Corp.	2.9%
Roche Holding AG	2.7%
AIA Group Ltd.	2.5%
SAP SE	2.5%
Compass Group PLC	2.5%
WPP Group PLC	2.4%
Reckitt Benckiser Group PLC	2.4%
Pernod Ricard S.A.	2.4%

Equity sectors
Consumer Staples	18.8%
Financial Services	14.4%
Health Care	13.1%
Technology	11.8%
Leisure	8.0%
Industrial Goods & Services	7.9%
Basic Materials	6.6%
Special Products & Services	5.9%
Retailing	3.8%
Transportation	2.6%
Energy	2.4%
Autos & Housing	1.9%
Utilities & Communications	1.6%

Issuer country weightings (x)
France	14.4%
United Kingdom	13.4%
Switzerland	13.3%
Japan	13.1%
Germany	11.5%
Netherlands	6.5%
Canada	4.2%
China	2.9%
India	2.7%
Other Countries	18.0%

Currency exposure weightings (y)
Euro	36.3%
British Pound Sterling	13.4%
Swiss Franc	13.3%
Japanese Yen	13.1%
United States Dollar	6.5%
Indian Rupee	2.7%
Hong Kong Dollar	2.7%
Danish Krone	2.2%
Canadian Dollar	2.1%
Other Currencies	7.7%

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of June 30, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2017, the MFS Institutional International Equity Fund (“fund”) provided a total return of 22.68%, at net asset value. This compares with a return of 20.27% for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

For the first time in many years, markets are experiencing synchronized global economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by some larger economies (i.e., Brazil and Russia) emerging from recessions. At the same time, developed market (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher (though within moderate bounds). While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set on announcing quantitative easing tapering in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted (along with central banks) by the decline in fears of a populist wave in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

A sharp rise in the US dollar was an earnings headwind for multinationals early in the period, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Midway through the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While Trump withdrew the US from the Trans-Pacific Partnership, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Contributors to Performance

An overweight position in the technology sector was a primary factor that contributed to performance relative to the MSCI EAFE Index. Within this sector, an overweight

Management Review – continued

position in optical glasses and eyeglasses maker HOYA (Japan) bolstered relative performance. Shares of HOYA grew during the reporting period following strong earnings results related to robust memory disk sales and a higher-than-expected boost from foreign currency gains. Additionally, the company announced an acquisition of eyeglass lens maker Performance Optics, affirming management’s plans to expand its life care division. Holdings of online and mobile commerce company Alibaba Group (b) (China) and contract semiconductor manufacturer Taiwan Semiconductor (b) (Taiwan) also benefited relative results.

An underweight allocation to the utilities & communications sector bolstered relative returns. There were no individual stocks within this sector that were among the fund’s largest relative contributors during the period.

Stock selection in both the health care and transportation sectors also aided relative returns. Within the health care sector, the timing of the fund’s ownership in shares of pharmaceutical company Novo Nordisk (Denmark) helped relative performance. The fund benefited from not owning shares of Novo Nordisk early in the period as the stock depreciated significantly during the first half of the reporting period as a result of significant pricing pressure in the US, higher-than-anticipated foreign exchange headwinds and upcoming patent expiry for estrogen-based drug Vagifem. The company also lowered guidance for 2017 and reduced its mid-term operating profit growth targets which further depressed the share price. Within the transportation sector, the fund’s position in railroad company Canadian National Railway (b) (Canada) boosted relative results.

Elsewhere, the fund’s overweight positions in financial services company ING Groep (Netherlands), luxury goods company LVMH (France), human resources consulting firm Randstad Holdings (Netherlands) and paint and specialty chemicals manufacturer Akzo Nobel (Netherlands) aided relative performance. The share price of ING Groep rose during the period owing to consistently strong results that reflected solid revenues and lower-than-expected regulatory costs and loan losses. Better-than-expected revenue figures came as a result of core lending growth, strong net interest income and higher fees while profit strength was driven by IT cost savings initiatives and currency impact. Additionally, holdings of fast food restaurant company Yum China (China) further helped relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

An underweight position in the financial services sector detracted from relative results. Not owning shares of strong-performing banking services providers HSBC (United Kingdom) and Banco Santander (Spain) hurt relative performance. The share price of HSBC rallied early in the reporting period on the back of better-than-expected revenues and lower costs. Additionally, the company improved its Common Equity Tier 1 ratio

Management Review – continued

(CET1) following significant divestment in Brazil while the announcement of a sizable share buyback reassured investors of a strong capital position and the ability to maintain the current dividend level.

An overweight position in the consumer staples sector also held back relative results. Within this sector, overweight positions in cigarette manufacturing company Japan Tobacco (Japan), household products manufacturer Reckitt Benckiser (United Kingdom) and food company Groupe Danone (France) hurt relative performance. The share price of Japan Tobacco pulled back in response to an industry-wide decline in cigarette volumes, as well as market share losses to the new electronic cigarette products in Japan.

Elsewhere, overweight positions in medical products and equipment manufacturer Terumo (Japan), advertising and marketing firm WPP (United Kingdom), retailer Hennes & Mauritz (Sweden) and pharmaceutical company Roche Holding (Switzerland) dampened relative returns. Shares of Terumo depreciated at the beginning of the reporting period after a strong yen hurt Terumo’s international sales. Net profit also declined year over year as price cuts in the US blood systems segment weighed heavily on profits. Holdings of information technology services provider Tata Consultancy Services (b) was another top relative detractor during the reporting period.

Respectfully,

Filipe Benzinho	Daniel Ling
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective April 1, 2017, Marcus Smith is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/17

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/17

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
1/31/96	22.68%	9.16%	3.66%
Comparative benchmark
MSCI EAFE Index (net div) (f)	20.27%	8.69%	1.03%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2017 through June 30, 2017

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/17	Ending Account Value 6/30/17	Expenses Paid During Period (p) 1/01/17-6/30/17
Actual	0.70%	$1,000.00	$1,179.66	$3.78
Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS

6/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 98.8%
Issuer	Shares/Par	Value ($)
Aerospace – 1.3%
MTU Aero Engines AG	379,826	$53,576,552
Rolls-Royce Holdings PLC	5,679,440	65,908,930

		$119,485,482
Alcoholic Beverages – 5.7%
AmBev S.A., ADR	13,530,291	$74,281,298
Carlsberg Group	556,414	59,441,649
Diageo PLC	4,795,891	141,699,766
Heineken N.V.	186,581	18,141,500
Pernod Ricard S.A. (l)	1,566,280	209,751,654

		$503,315,867
Apparel Manufacturers – 2.1%
Global Brands Group Holding Ltd. (a)	130,877,429	$13,745,780
LVMH Moet Hennessy Louis Vuitton SE	687,058	171,305,094

		$185,050,874
Automotive – 1.9%
Delphi Automotive PLC	572,386	$50,169,633
DENSO Corp.	2,848,100	120,077,263

		$170,246,896
Broadcasting – 3.0%
ProSiebenSat.1 Media SE	1,327,012	$55,533,297
WPP Group PLC	10,244,358	215,352,204

		$270,885,501
Business Services – 5.2%
Amadeus IT Group S.A.	2,501,251	$149,553,679
Experian Group Ltd.	3,228,085	66,219,602
Randstad Holding N.V.	1,986,245	115,970,306
Tata Consultancy Services Ltd.	3,683,005	134,605,250

		$466,348,837
Chemicals – 0.5%
Orica Ltd.	2,950,170	$46,891,911

Computer Software – 4.5%
Check Point Software Technologies Ltd. (a)	1,011,296	$110,312,168
Dassault Systemes S.A.	719,895	64,536,681

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – continued
SAP SE	2,120,419	$221,476,951

		$396,325,800
Conglomerates – 0.7%
Smiths Group PLC	2,970,916	$61,795,426

Consumer Products – 6.5%
Beiersdorf AG	1,736,817	$182,580,256
Kao Corp.	1,246,300	73,930,328
Luxottica Group S.p.A.	337,788	19,541,001
L’Oréal S.A.	433,188	90,245,258
Reckitt Benckiser Group PLC	2,076,077	210,478,301

		$576,775,144
Electrical Equipment – 3.3%
Legrand S.A.	1,198,619	$83,851,414
Schneider Electric S.A.	2,691,471	206,792,257

		$290,643,671
Electronics – 5.8%
Hoya Corp.	4,949,600	$256,688,302
Kyocera Corp.	1,814,100	104,934,738
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,500,612	157,341,396

		$518,964,436
Energy – Integrated – 2.4%
Eni S.p.A.	5,227,311	$78,570,111
Suncor Energy, Inc.	4,515,894	131,945,731

		$210,515,842
Food & Beverages – 5.4%
Danone S.A.	1,651,307	$124,120,310
Nestle S.A.	4,130,772	359,487,875

		$483,608,185
Food & Drug Stores – 0.6%
Loblaw Cos. Ltd.	896,739	$49,884,910

Insurance – 4.1%
AIA Group Ltd.	30,817,689	$225,188,654
Prudential PLC	2,639,079	60,530,295
Zurich Insurance Group AG	278,398	81,031,267

		$366,750,216

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – 1.6%
Alibaba Group Holding Ltd., ADR (a)	655,809	$92,403,488
Baidu, Inc., ADR (a)	255,837	45,759,006

		$138,162,494
Machinery & Tools – 3.3%
Daikin Industries Ltd.	1,023,500	$104,374,705
Fanuc Ltd.	511,500	98,479,951
Kubota Corp.	5,153,900	86,490,209

		$289,344,865
Major Banks – 3.0%
Barclays PLC	24,836,507	$65,586,193
UBS Group AG	12,027,945	203,706,150

		$269,292,343
Medical Equipment – 2.1%
QIAGEN N.V.	658,347	$21,899,991
Terumo Corp.	4,271,300	168,041,809

		$189,941,800
Metals & Mining – 1.0%
Rio Tinto PLC	2,003,984	$84,619,081

Natural Gas – Distribution – 1.2%
Engie	6,776,527	$102,281,592

Other Banks & Diversified Financials – 7.2%
DBS Group Holdings Ltd.	9,875,351	$148,766,864
Element Fleet Management Corp.	888,226	6,095,937
Housing Development Finance Corp. Ltd.	4,189,389	104,670,722
ING Groep N.V.	11,662,392	201,135,033
Julius Baer Group Ltd.	1,623,033	85,391,610
KBC Group N.V.	1,275,300	96,731,736

		$642,791,902
Pharmaceuticals – 11.0%
Bayer AG	2,464,802	$318,677,649
Merck KGaA	872,076	105,331,399
Novartis AG	1,997,594	166,240,485
Novo Nordisk A.S., “B”	3,258,863	139,557,935
Roche Holding AG	960,329	244,563,919

		$974,371,387
Printing & Publishing – 1.1%
RELX N.V.	4,925,445	$101,260,745

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Railroad & Shipping – 2.6%
Canadian National Railway Co.	2,298,850	$186,321,793
Kuehne + Nagel International AG	259,699	43,332,819

		$229,654,612
Restaurants – 3.8%
Compass Group PLC	10,387,708	$219,177,413
Yum China Holdings, Inc. (a)	3,116,312	122,876,182

		$342,053,595
Specialty Chemicals – 5.1%
Akzo Nobel N.V.	1,623,318	$141,076,387
L’Air Liquide S.A.	1,660,932	205,259,021
Linde AG	355,666	67,351,926
Shin-Etsu Chemical Co. Ltd.	457,200	41,401,040

		$455,088,374
Specialty Stores – 1.2%
Hennes & Mauritz AB, “B”	3,455,670	$86,097,444
Hermes International	39,343	19,441,390

		$105,538,834
Telephone Services – 0.4%
Singapore Telecommunications Ltd.	13,709,089	$38,734,960

Tobacco – 1.2%
Japan Tobacco, Inc.	3,062,400	$107,466,484
Total Common Stocks (Identified Cost, $6,565,477,904)		$8,788,092,066

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.98% (v) (Identified Cost, $59,195,527)	59,201,442	$59,201,442

COLLATERAL FOR SECURITIES LOANED – 2.0%
JPMorgan U.S. Government Money Market Fund, 0.88% (j) (Identified Cost, $178,991,700)	178,991,700	$178,991,700
Total Investments (Identified Cost, $6,803,665,131)		$9,026,285,208

OTHER ASSETS, LESS LIABILITIES – (1.5)%		(132,319,512)
NET ASSETS – 100.0%		$8,893,965,696

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $6,744,469,604)	$8,967,083,766
Underlying affiliated funds, at value (identified cost, $59,195,527)	59,201,442
Total investments, at value, including $169,646,396 of securities on loan (identified cost, $6,803,665,131)	$9,026,285,208
Cash	2,815,594
Foreign currency, at value (identified cost, $9,155,997)	9,155,995
Receivables for
Investments sold	50,781,629
Fund shares sold	15,668,749
Interest and dividends	40,603,367
Other assets	15,120
Total assets	$9,145,325,662
Liabilities
Payables for
Investments purchased	$63,974,235
Fund shares reacquired	7,612,939
Collateral for securities loaned, at value	178,991,700
Payable to affiliates
Investment adviser	329,224
Shareholder servicing costs	2,761
Payable for independent Trustees’ compensation	626
Accrued expenses and other liabilities	448,481
Total liabilities	$251,359,966
Net assets	$8,893,965,696
Net assets consist of
Paid-in capital	$6,925,567,769
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,223,130,445
Accumulated net realized gain (loss) on investments and foreign currency	(387,452,392)
Undistributed net investment income	132,719,874
Net assets	$8,893,965,696
Shares of beneficial interest outstanding	372,179,557
Net asset value per share (net assets of $8,893,965,696 / 372,179,557 shares of beneficial interest outstanding)	$23.90
See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$216,870,975
Interest	1,344,568
Dividends from underlying affiliated funds	374,935
Foreign taxes withheld	(20,363,740)
Total investment income	$198,226,738
Expenses
Management fee	$54,029,243
Shareholder servicing costs	203,010
Administrative services fee	635,524
Independent Trustees’ compensation	91,254
Custodian fee	1,220,294
Shareholder communications	253,982
Audit and tax fees	70,506
Legal fees	89,998
Miscellaneous	265,404
Total expenses	$56,859,215
Fees paid indirectly	(1,727)
Reduction of expenses by investment adviser	(592,608)
Net expenses	$56,264,880
Net investment income	$141,961,858
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(42,145,284)
Underlying affiliated funds	5,303
Foreign currency	(1,490,065)
Net realized gain (loss) on investments and foreign currency	$(43,630,046)
Change in unrealized appreciation (depreciation)
Investments (net of $161,974 decrease in deferred country tax)	$1,571,104,886
Translation of assets and liabilities in foreign currencies	1,410,078
Net unrealized gain (loss) on investments and foreign currency translation	$1,572,514,964
Net realized and unrealized gain (loss) on investments and foreign currency	$1,528,884,918
Change in net assets from operations	$1,670,846,776

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2017	2016
Change in net assets
From operations
Net investment income	$141,961,858	$140,490,780
Net realized gain (loss) on investments and foreign currency	(43,630,046)	(279,136,149)
Net unrealized gain (loss) on investments and foreign currency translation	1,572,514,964	(649,902,408)
Change in net assets from operations	$1,670,846,776	$(788,547,777)
Distributions declared to shareholders
From net investment income	$(135,002,521)	$(121,491,192)
From net realized gain on investments	—	(4,365,619)
Total distributions declared to shareholders	$(135,002,521)	$(125,856,811)
Change in net assets from fund share transactions	$(43,428,892)	$482,054,135
Total change in net assets	$1,492,415,363	$(432,350,453)
Net assets
At beginning of period	7,401,550,333	7,833,900,786
At end of period (including undistributed net investment income of $132,719,874 and $115,105,331, respectively)	$8,893,965,696	$7,401,550,333

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.83	$22.42	$23.13	$19.56	$16.92
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38	$0.43	$0.34	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	(2.62)	(0.57)	3.61	2.53
Total from investment operations	$4.43	$(2.24)	$(0.14)	$3.95	$2.89
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.34)	$(0.46)	$(0.31)	$(0.25)
From net realized gain on investments	—	(0.01)	(0.11)	(0.07)	—
Total distributions declared to shareholders	$(0.36)	$(0.35)	$(0.57)	$(0.38)	$(0.25)
Net asset value, end of period (x)	$23.90	$19.83	$22.42	$23.13	$19.56
Total return (%) (r)(s)(x)	22.68	(10.03)	(0.40)	20.33	17.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.71	0.71	0.71	0.74
Expenses after expense reductions (f)	0.70	0.70	0.71	0.71	0.74
Net investment income	1.76	1.87	1.92	1.57	1.91
Portfolio turnover	17	12	18	14	18
Net assets at end of period (000 omitted)	$8,893,966	$7,401,550	$7,833,901	$7,354,633	$5,786,886

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$8,788,092,066	$—	$—	$8,788,092,066
Mutual Funds	238,193,142	—	—	238,193,142
Total Investments	$9,026,285,208	$—	$—	$9,026,285,208

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $6,899,136,724 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. Other reasons for changes in classifications between levels 1 and 2 relate to referencing trading activity outside of a primary exchange in assessing valuation in current or prior periods. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $169,646,396. The fair value of the fund’s investment securities on loan and a related liability of $178,991,700 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended June 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 6/30/17	Year ended 6/30/16
Ordinary income (including any short-term capital gains)	$135,002,521	$125,856,811

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/17
Cost of investments	$6,873,769,737
Gross appreciation	2,321,753,394
Gross depreciation	(169,237,923)
Net unrealized appreciation (depreciation)	$2,152,515,471
Undistributed ordinary income	133,073,420
Capital loss carryforwards	(317,347,786)
Other temporary differences	156,822

As of June 30, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(76,285,460)
Long-Term	(241,062,326)
Total	$(317,347,786)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period July 1, 2016 to October 27, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $10 billion. This written agreement terminated on October 27, 2016. For the period July 1, 2016 to October 27, 2016, the fund’s average daily net assets did not exceed $10 billion and therefore, the management fee was not reduced.

Effective October 28, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Next $7.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $10 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2017, this management fee reduction amounted to $592,608, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2017 was equivalent to an annual effective rate of 0.66% of the fund’s average daily net assets.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.75% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2018. For the year ended June 30, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2017, the fee was $197,663, which equated to 0.0025% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2017, these costs amounted to $5,347.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2017 was equivalent to an annual effective rate of 0.0079% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended June 30, 2017, the fee paid by the fund under this agreement was $14,598 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the

Notes to Financial Statements – continued

Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended June 30, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $9,039,644 and $8,743,251, respectively. The sales transactions resulted in net realized gains (losses) of $(1,302,183).

(4) Portfolio Securities

For the year ended June 30, 2017, purchases and sales of investments, other than short-term obligations, aggregated $1,351,833,243 and $1,405,748,396, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/17		Year ended 6/30/16
	Shares	Amount	Shares	Amount
Shares sold	65,603,344	$1,396,235,983	75,540,480	$1,538,741,486
Shares issued to shareholders in reinvestment of distributions	6,219,629	$125,138,940	5,773,256	$117,832,153
Shares reacquired	(72,909,600)	$(1,564,803,815)	(57,415,117)	$(1,174,519,504)
Net change	(1,086,627)	$(43,428,892)	23,898,619	$482,054,135

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Managed Wealth Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2017, the fund’s commitment fee and interest expense were $56,386 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	61,486,542	1,129,199,957	(1,131,485,057)	59,201,442

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$5,303	$—	$374,935	$59,201,442

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the series of MFS Institutional Trust) (the “Fund”) as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 16, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Institutional Trust, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	3,962,670,005.069	5,319,806.679
John A. Caroselli	3,962,653,276.794	5,336,534.954
Maureen R. Goldfarb	3,962,696,096.096	5,293,715.652
David H. Gunning	3,962,484,891.633	5,591,109.855
Michael Hegarty	3,962,666,940.007	5,322,871.740
John P. Kavanaugh	3,962,713,027.422	5,276,784.325
Robert J. Manning	3,962,701,526.159	5,288,285.589
Clarence Otis, Jr.	3,962,631,283.176	5,358,528.571
Maryanne L. Roepke	3,962,759,550.076	5,230,261.672
Robin A. Stelmach	3,962,729,570.387	5,260,241.360
Laurie J. Thomsen	3,962,718,604.464	5,271,207.284

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Filipe Benzinho Daniel Ling

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by clicking on the “Institutions & Consultants” role, then choosing the United States, and then either clicking the “Commentary & Announcements” section or the fund’s name under “US Institutional Trusts” in the “US Institutional Trust & Reports” section.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $182,085,354. The fund intends to pass through foreign tax credits of $15,303,927 for the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

111 Huntington Avenue

Boston, MA 02199-7618

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the amended Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2017 and 2016, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Institutional International Equity Fund	41,726	40,923
MFS Institutional Large Cap Value Fund+	0	40,507

Total	41,726	81,430

For the fiscal years ended June 30, 2017 and 2016, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	6,828	6,727	0	0
To MFS Institutional Large Cap Value Fund+	0	0	7,350	6,347	0	0
Total fees billed by Deloitte To above Funds:	0	0	14,178	13,074	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Institutional Large Cap Value Fund*+	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by Deloitte:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	916,966	11,727
To MFS Institutional Large Cap Value Fund, MFS and MFS Related Entities#+	917,488	11,347

+	MFS Institutional Large Cap Value Fund was liquidated effective November 30, 2016.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Institutional International Equity Fund, a series of the Registrant, is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: August 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: August 16, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 16, 2017

*	Print name and title of each signing officer under his or her signature.